UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2021

SAB BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39871	85-3899721
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 East 54th Street North Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 605-679-6980

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SABS	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	SABSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends Item 2.01 and Item 9.01 of the Current Report on Form 8-K filed on October 28, 2021, (the “Original Report”), in which SAB Biotherapeutics, Inc. (together with its consolidated subsidiaries, the “Company”) reported, among other events, the completion of the Transactions.

This Amendment No. 1 is being filed in order to include (i) under Item 9.01(a) of the Original Report, the unaudited condensed consolidated financial statements of SAB Sciences, Inc. (formerly known as SAB Biotherapeutics, Inc., “OLD SAB”), as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020 and (ii) under Item 2.01 of the Original Report, the Management’s Discussion and Analysis of Financial Condition and Results of Operations of OLD SAB for the nine months ended September 30, 2021 and 2020.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including OLD SAB, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 1.

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 9.01. Financial Statement and Exhibits.

(a) Financial statements of business acquired.

The unaudited condensed consolidated financial statements of OLD SAB as of September 30, 2021, and for the nine months ended September 30, 2021 and 2020, and the related notes thereto are attached as Exhibit 99.2 and are incorporated herein by reference. Also included as Exhibit 99.3 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of OLD SAB for the nine months ended September 30, 2021 and 2020.

(b) Pro Forma Financial Information

The information set forth in Exhibit 99.4 to this Current Report on Form 8-K, which includes the unaudited pro forma condensed combined financial information of the Company as of, and for, the nine months ended September 30, 2021, and for the year ended December 31, 2020, is incorporated herein by reference.

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(d) Exhibits.

Exhibit Number	Description
2.1+	Agreement and Plan of Merger, dated as of June 21, 2021, by and among Big Cypress Acquisition Corp., Big Cypress Merger Sub Inc, SAB Biotherapeutics, Inc., and Shareholder Representative Services LLC as the Stockholders’ Representative (incorporated by reference to Annex A to the proxy statement/prospectus filed by the Company on September 24, 2021).
2.2+	First Amendment to Agreement and Plan of Merger, dated August 12, 2021, by and among Big Cypress Acquisition Corp. and SAB Biotherapeutics, Inc. (incorporated by reference to Annex B to the proxy statement/prospectus filed by the Company on September 24, 2021).
3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 28, 2021).
3.2	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 28, 2021).
10.1	Amended and Restated Registration Rights Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 28, 2021).
10.2¥	Employment Agreement, dated March 1, 2021, by and between SAB Biotherapeutics, Inc. and Eddie J. Sullivan (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 28, 2021).
10.3¥	Employment Agreement, dated March 1, 2021, by and between SAB Biotherapeutics, Inc. and Thomas Luke (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 28, 2021).
10.4¥	Employment Agreement, dated March 1, 2021, by and between SAB Biotherapeutics, Inc. and Charles H. Randall, Jr. (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 28, 2021).
10.5¥	Employment Agreement, dated March 1, 2021, by and between SAB Biotherapeutics, Inc. and Russell Beyer. (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 28, 2021).
10.6	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 28, 2021).
10.7¥	SAB Biotherapeutics, Inc. 2021 Omnibus Equity Incentive Plan (incorporated by reference to Annex H to the proxy statement/prospectus filed by the Company on September 24, 2021)
10.8¥	SAB Biotherapeutics, Inc. 2021 Employee Stock Purchase Plan (incorporated by reference to Annex B to the proxy statement/prospectus filed by the Company on September 24, 2021)
16.1	Letter to SEC from Marcum LLP. (incorporated by reference to Exhibit 16.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 28, 2021).
21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 28, 2021).
99.1	Unaudited pro forma condensed combined financial information of the Company as of, and for the six months ended, June 30, 2021 and for the year ended December 31, 2020 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 28, 2021).
99.2*	Unaudited condensed consolidated financial statements of OLD SAB as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020.
99.3*	Management’s Discussion and Analysis of Financial Condition and Results of Operations for OLD SAB for the nine months ended September 30, 2021 and 2020.
99.4*	Unaudited pro forma condensed combined financial information of the Company as of, and for the nine months ended, September 30, 2021 and for the year ended December 31, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

* Filed herewith

+ Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

¥ Indicates a management contract or compensatory plan, contract or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2021
SAB Biotherapeutics, Inc.

	By:	/s/ Eddie J Sullivan
Eddie J. Sullivan
Chief Executive Officer

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